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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 10, 2000


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
              DATED AS OF JUNE 1, 2000, PROVIDING FOR THE ISSUANCE
       OF FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-2)


                       Ameriquest Mortgage Securities Inc.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     333-94443       33-0885129
---------------------------------    ------------       -----------------------
(State or Other Jurisdiction         (Commission        (I.R.S. Employer
of Incorporation)                    File Number)       Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                                    92868
------------------------------------                               ----------
(Address of Principal                                              (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (714) 541-9960
                                                     --------------

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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

                  On June 23, 2000, a single series of certificates, entitled Ameriquest Mortgage Securities Inc., Floating Rate Mortgage Pass-Through Certificates, Series 2000-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2000 (the "Agreement"), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (in such capacity, the "Master Servicer") and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of nine classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", the "Class M-1 Certificates", the "Class M-2 Certificates", the "Class M-3 Certificates", the "Class CE Certificates", the "Class P Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity not greater than 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $500,326,977 as of June 1, 2000 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement (the "Purchase Agreement"), dated June 23, 2000, between Ameriquest Mortgage Company and the Depositor. The Class A Certificates, the Class M-1 Certificates, Class M-2 Certificates, and the Class M-3 Certificates were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated June 21, 2000, between the Depositor and the Underwriter.

                  The Certificates, other than the Class CE Certificates, the Class P Certificates, the Class R-1 Certificates, the Class R-II Certificates, and the Class R-III Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated January 24, 2000 and the Prospectus Supplement, dated June 21, 2000, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, Class P Certificates, the Class R-1 Certificates, the Class R-II Certificates, and the Class R-III Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

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                             Initial Certificate
        Class                 Principal Balance             Pass-Through Rate
        -----                 -----------------             -----------------
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          A                     $524,000,000                    Variable
         M-1                     $54,037,500                    Variable
         M-2                     $29,475,000                    Variable
         M-3                     $31,112,500                    Variable
         CE                      $16,374,900                    Variable
          P                         $100.00                      Variable
         R-I                100% Percentage Interest              N/A
        R-II                100% Percentage Interest              N/A
        R-III               100% Percentage Interest              N/A
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Item 7.  Financial Statements and Exhibits

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits


        Exhibit No.                          Description
        -----------                          -----------

            4.1 Pooling and Servicing Agreement, dated as of June 1, 2000, by and among Ameriquest Mortgage Securities Inc. as Depositor, Ameriquest Mortgage Company as Master
                      Servicer and Norwest Bank Minnesota, National Association as Trustee, relating to the Series 2000-2 Certificates.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 10, 2000

                                    AMERIQUEST MORTGAGE SECURITIES INC.



                                    By:      /s/ John D. Grazer
                                        ---------------------------
                                    Name:    John D. Grazer
                                    Title:   CFO

                                Index to Exhibits



       Exhibit No.                   Description
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           4.1 Pooling and Servicing Agreement, dated as of June 1, 2000, by and among Ameriquest Mortgage Securities Inc. as Depositor, Ameriquest Mortgage Company as Master Servicer and Norwest Bank Minnesota, N.A. as Trustee, relating to the Series 2000-2 Certificates.